UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 3, 2005
REGIONS FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-6159 (Commission File Number)	63-0589368 (IRS Employer Identification No.)

417 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 944-1300
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On August 3, 2005, Regions Financial Corporation (the “Company”) issued $400 million of Floating Rate Senior Notes due 2008 (the “Floating Rate Notes”) and $350 million of 4.50% Senior Notes due 2008 (the “Fixed Rate Notes”, together with the Floating Rate Notes, the “Senior Notes”) in a public offering. The Senior Notes were sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) among the Company and Morgan Keegan & Company, Inc. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters listed on Schedule II thereto. The Senior Notes were registered under the Securities Act of 1933 pursuant to a shelf registration statement on Form S-3 (File No. 333-126797). The terms of the offering and of the Senior Notes are described in the prospectus dated August 3, 2005. The Company received $748,111,500 in proceeds, before expenses, from the sale of the Senior Notes. The Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.
The terms of the Senior Notes are governed by a senior debt securities indenture, dated as of August 8, 2005, as amended and supplemented under a supplemental indenture, dated August 8, 2005, between the Company and Deutsche Bank Trust Company Americas, as trustee. The senior debt securities indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference. The supplemental indenture, which includes the form of the Floating Rate Notes and the form of the Fixed Rate Notes, is attached hereto as Exhibit 4.24 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement for the Floating Rate Senior Notes due 2008 and the 4.50% Senior Notes due 2008, dated August 3, 2005, between Regions Financial Corporation and Morgan Keegan & Company, Inc. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters listed in Schedule II thereto.

4.1	Indenture for Senior Debt Securities dated August 8, 2005, between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as trustee.

4.24	Supplemental Indenture dated August 8, 2005, between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

/s/ Ronald C. Jackson

Ronald C. Jackson
Senior Vice President and Comptroller
Date: August 9, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement for the Floating Rate Senior Notes due 2008 and the 4.50% Senior Notes due 2008, dated August 3, 2005, between Regions Financial Corporation and Morgan Keegan & Company, Inc. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters listed in Schedule II thereto.

4.1	Indenture for Senior Debt Securities dated August 8, 2005, between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as trustee.

4.24	Supplemental Indenture dated August 8, 2005, between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as trustee.